SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 10, 2003

                                  VAXGEN, INC.
             (Exact name of Registrant as Specified in its Charter)

           DELAWARE                       0-26483               94-3236309
(State or other jurisdiction of        (Commission)         (I.R.S. Employer
incorporation or organization)         File Number        Identification Number)

             1000 MARINA BLVD., SUITE 200 BRISBANE, CALIFORNIA 94005
                  (Address of Principal Administrative Offices)

        Registrants Telephone Number, Including Area Code: (650) 624-1000

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Item 5.  Other Events.

On June 10, 2003, VaxGen, Inc. announced that it was awarded a phase 2 Small Business Innovation Research grant from the National Institute of Allergy and Infectious Diseases, a part of the U.S. National Institutes of Health, to identify novel antigens for potential use in future HIV vaccine candidates.

Item 7. Financial Statements and Exhibits.

      (a)   Financial statements of business acquired. Not applicable.

      (b)   Pro forma financial information. Not applicable.

      (c)   Exhibits.

Exhibit No.         Description
-----------         -----------

99.1                Press release issued by VaxGen, Inc. on June 10, 2003.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              VaxGen, Inc.
                                              (Registrant)

Dated: June 11, 2003
                                              By: /s/ Carter A. Lee
                                                 ------------------------
                                                 Carter Lee
                                                 Senior Vice President
                                                 Finance & Administration

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                                  EXHIBIT INDEX

Exhibit No.          Description
-----------          -----------

99.1                 Press release issued by VaxGen, Inc. on June 10, 2003.